Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Prime Shares - Classes A, B and C, a series of Cash Reserve Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 2, 2005                                     /s/ Vincent J. Esposito
                                                     -------------------------
                                                     Vincent J. Esposito
                                                     President
                                                     Prime Shares - Classes A, B
                                                     and C, a series of Cash
                                                     Reserve Fund, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Prime Shares - Classes A, B and C, a series of Cash Reserve Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 2, 2005                       /s/ Paul Schubert
                                       --------------------
                                       Paul Schubert
                                       Chief Financial Officer and Treasurer
                                       Prime Shares - Classes A, B
                                       and C, a series of Cash
                                       Reserve Fund, Inc.